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                                                                    EXHIBIT 10.2



                          SEVENTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

         This Seventh Amended and Restated Registration Rights Agreement (this "AGREEMENT") is entered into as of the 13th day of January, 2000 between Servicesoft Technologies, Inc., a Delaware corporation (the "COMPANY"), and the holders of Eligible Shares (as defined below) listed on SCHEDULE I hereto.

                                   WITNESSETH:

         WHEREAS, the Company and certain holders of Eligible Shares (as defined herein) are parties to a Sixth Amended and Restated Registration Rights Agreement dated June 18, 1999 (the "SIXTH AMENDED AND RESTATED AGREEMENT") with respect to the registration of Registrable Securities (as defined herein) under the Securities Act (as defined herein);

         WHEREAS, the Company and certain holders of Eligible Shares (the "SERIES J HOLDERS") have entered into the Series J Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "SERIES J PURCHASE AGREEMENT");

         WHEREAS, as a condition to closing under the Series J Purchase Agreement and as an inducement to the Series J Holders to consummate the transactions contemplated by the Series J Purchase Agreement, the Company and the undersigned parties desire to amend and restate the Sixth Amended and Restated Agreement and to execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree to amend and restate the Sixth Amended and Restated Agreement as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "BUSINESS DAY" means a day, other than a Saturday or Sunday, on which the principal commercial banks located in New York and Toronto are open for business during normal banking hours.

                  "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "CONVERSION SHARES" means shares of Common Stock of the Company issued upon conversion or exchange of the Eligible Shares.

                  "ELIGIBLE SHARES" means (i) shares of Series H Convertible Preferred Stock of the Company held by the holders listed on SCHEDULE I, (ii) the Series C Exchangeable Shares of


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Servicesoft Technologies (Canada), Inc. ("Servicesoft Canada") (or any Common
Stock issued in exchange thereof), (iii) the Series D Exchangeable Shares of Servicesoft Canada (and any Series H Convertible Preferred Stock issued in exchange therefor), (iv) shares of Series I Convertible Preferred Stock, par value $.01 per share of the Company; and (v) shares of Series J Convertible Preferred Stock, par value $.01 per share, of the Company.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "HOLDER" means any holder of Eligible Shares or Conversion Shares.

                  "INITIAL PUBLIC OFFERING" means the initial offering to the public of the Company's securities pursuant to a firm commitment underwriting pursuant to the Securities Act.

                  "INITIATING HOLDERS" means any Holders who in the aggregate are Holders of 15% or more of the Registrable Securities (determined on an as-exchanged and as-converted basis), PROVIDED, that with respect to any request pursuant to Section 3(a) to initiate a registration that would constitute the Initial Public Offering of the Company's Common Stock, such percentage shall be increased to 30%.

                  "PERSON" includes any individual, legal or personal representative, partnership, company, corporation, incorporated syndicate, unincorporated or incorporated association, trust or governmental agency, howsoever designated or constituted.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRABLE SECURITIES" means the Conversion Shares, excluding Conversion Shares which (a) have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) with respect to any particular Holder, can all be publicly sold within a three-month period, without regard to volume limitation, pursuant to Rule 144 under the Securities Act.

                  "REGISTRATION EXPENSES" means all expenses relating to a registration for which the Company is responsible hereunder, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, blue sky fees and expenses, fees of any exchange or market on which the Company's Common Stock is to be listed or quoted, transfer taxes, fees of transfer agents and registrars, reasonable fees and disbursements of one legal counsel for all the selling Holders and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).



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                  "RESTRICTED SECURITIES" means the securities of the Company required to bear or bearing the legend set forth in Section 2 hereof.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at this time.

                  "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         2. RESTRICTIONS ON TRANSFER. Restricted Securities may not be transferred except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act and, in the case of Section 16 hereof, to assist in an orderly distribution. Each Holder of the Restricted Securities agrees that any transferee of Restricted Securities held by that Holder shall take and hold those securities subject to the provisions and upon the conditions specified in this Agreement and each Holder shall cause any transferee to be bound by this Agreement as a condition to completing any such transfer.

                  (a) STOCK CERTIFICATE LEGENDS. Each certificate delivered on or after the date hereof evidencing the Eligible Shares and the Conversion Shares, and each certificate for any such securities issued to subsequent transferees of any such certificate shall be stamped or otherwise imprinted with a legend in substantially the following form (in additional to any legend required under applicable state securities laws):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAW, UNLESS THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE LEGALLY SOLD OR DISTRIBUTED PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND WITHOUT REGISTRATION UNDER THEN APPLICABLE STATE AND FEDERAL LAWS.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN RESTRICTION ON TRANSFER CONTAINED IN AN AGREEMENT BETWEEN THE ISSUER AND THE STOCKHOLDER, COPIES OF WHICH MAY BE OBTAINED FROM THE ISSUER OR FROM THE HOLDER OF THIS CERTIFICATE. NO TRANSFER OF SUCH SECURITIES SHALL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.



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         Upon request of a Holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such Holder a new certificate therefor free of any transfer legend, PROVIDED, that the Company receives either the opinion referred to in Section 2(b)(i) or the "no-action" letter referred to in Section 2(b)(ii) to the effect that any transfer by such Holder of the securities evidenced by such certificate shall not violate the Securities Act and applicable state securities laws, unless any such transfer legend may be removed pursuant to Rule 144(k), in which case no such opinion or "no-action" letter shall be required. Notwithstanding the foregoing, upon request of a Holder of such a certificate, the Company shall remove the second paragraph of the legend from the certificate or issue to such Holder a new certificate therefor free of such second paragraph at any time after this Agreement has terminated or the Holder of the certificate is no longer subject to the provisions of this Agreement and the Second Amended and Restated Shareholders Rights Agreement of even date herewith.

                  (b) NOTICE OF PROPOSED TRANSFERS. Prior to any proposed transfer of any Restricted Securities (other than under circumstances described in Sections 3, 4, 5 and 8 hereof), the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except in transactions in compliance with Rule 144), by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Registrable Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto; PROVIDED, HOWEVER, that no such opinion of counsel or "no action" letter shall be required for transfers to (i) transfers to a Related Person (as defined below), or (ii) a trust for the benefit of any individual Holder, PROVIDED, that the trust instrument governing said trust shall provide that such Holder, as trustee, shall retain sole and exclusive control over the voting and disposition of said Restricted Securities until the termination of this Agreement; PROVIDED, that such transferee is not a competitor of the Company and that such transfer does not violate any applicable federal or state securities laws (each, a "PERMITTED TRANSFEREE"). A "RELATED PERSON" means with respect to any Holder (x) any Person which is controlled by, controls or is under common control with such Holder, (y) any partner, shareholder or similar equity holder of such Holder or such Person described in clause (x) above which receives securities in connection with a windup, liquidation or similar dissolution of such Holder or such Person, or (z) any individual, charitable trust or similar organization which receives Restricted Securities from a Holder as part of a testamentary transfer by such Holder. For purposes hereof, "control" and its derivatives shall mean, with respect to any Person, the power to direct and control the management or policies of such Person, whether through the beneficial ownership of voting securities or interests, by contract or agreement or otherwise. In the event of any such transfer, other than pursuant to clause (ii) of this Section 2(b), such Permitted Transferee of the Restricted Securities shall hold the Restricted Securities so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement and shall be deemed a Holder for all purposes hereof. Thereafter the Holder of such Registrable Securities shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.



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                  (c)      TRANSFER PURSUANT TO RULE 144 OR RULE 144A. The
Company agrees to provide to the Holders or to any prospective purchasers designated by the Holder, upon such a Holder's request the financial and other information specified in Rule 144 or 144A under the Securities Act and to take any other action or to execute any certificates necessary to permit a transfer by any Holder to qualify for the exemption set forth in Rule 144 or 144A.

         3.       REQUESTED REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. If the Company receives from Initiating Holders at any time after the earlier of 180 days following the effective date of the Company's Initial Public Offering and February 17, 2002, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                           (i)      promptly give written notice of the proposed
registration to all other Holders; and

                           (ii)     as soon as practicable, use its diligent
best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issues under the Securities
Act) as may be so requested and would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in written request given within 30 days after receipt of such written notice from the Company; PROVIDED, that, except to the extent the Company receives an instruction to the contrary from a particular Holder within such 30 day period, the Company shall include in such registration all Registrable Securities beneficially owned by holders who are not signatories to this Agreement it being understood that any such non-signatories who do not join in any underwriting agreement related to such registration may be removed from such registration at the election of the Company or the managing underwriter, and PROVIDED FURTHER, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 3:

                                    (1) in any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

                                    (2) after the Company has effected three
such registrations pursuant to this Section 3(a) and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed.

                  Subject to the foregoing clauses (1) and (2), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders. Regardless of which Initiating Holders makes a request for registration pursuant to this Section 3(a), each Holder will have the right to participate ratably with the others.



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                  The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 3(b) below, include other securities of the Company which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no right to include any of its securities in any such registration; PROVIDED, HOWEVER, that, in any underwritten public offering contemplated by Sections 3, 5 and 8, the Holders of Eligible Shares shall be entitled to sell such Eligible Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof, subject to agreement of the underwriters.

                  The Company shall be entitled to postpone for a reasonable period of time not to exceed three months the filing of a registration statement otherwise required to be filed by it pursuant to this Section 3(a) if the Company determines, in its reasonable judgment, that such registration would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and the Company promptly gives written notice to the Holders who have initiated or elected to participate in such registration including an explanation thereof. The Company shall not exercise its right to defer a registration more than once in any 12-month period or in any event if the effect would be to permit a registration of securities (other than a registration that was pending at the time of the initial demand or a registration on Form S-4, Form S-8 or any successor or similar form) to the exclusion of such number of Registrable Securities as would otherwise have been included in the registration statement the filing of which was deferred.

                  The Initiating Holders shall be entitled to withdraw any registration request made pursuant to this Section 3(a), PROVIDED, that such registration request shall nevertheless be counted toward the number of registrations the Company is required to file pursuant to this Section 3(a) unless the Holders reimburse the Company for all reasonable out-of-pocket costs incurred by the Company prior to such withdrawal.

                  For purposes of provisions of Sections 3(a) and 7, registrations relative to which less than 50% of the offered securities are in fact sold shall not be included.

                  (b)      UNDERWRITING.

                  If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3(a) above. The right of any Holder to registration pursuant to
Section 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

         The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. If any Holder of Registrable Securities who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter



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and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited or adversely affected.

         Notwithstanding the provisions of this Section 3(b), if the underwriter determines that marketing factors require a limitation of the total number of shares of Common Stock to be underwritten or a limitation of the total number of shares of Common Stock to be sold by the Company, then the number of shares to be included in the registration and the underwriting shall be allocated among all Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including Initiating Holders), but excluding for such purpose the Reserved Portion (as hereinafter defined); PROVIDED, that Registrable Securities held by holders who (i) are not signatories to this Agreement, (ii) received, or have the right to receive, Registrable Securities (A) in exchange for Exchangeable Common Shares or (B) upon conversion of Series H Convertible Preferred Stock of the Company received, or receivable, in exchange for Exchangeable Preferred Shares and (iii) who are not entitled to sell all of their Registrable Securities within a three-month period, without regard to volume limitation, pursuant to Rule 144 under the Securities Act ("SPECIAL HOLDERS") shall not be subject to such "cut-back" allocation, except to the extent that the Registrable Securities beneficially owned by Special Holders that are to be included in the registration exceeds in the aggregate 10% of the total number of Registrable Securities to be included in such registration (the "RESERVED PORTION") (it being understood that availability within the Reserved Portion shall be allocated among the Special Holders on a pro-rata basis); and PROVIDED FURTHER, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company determines not to participate in any such underwriting, it may elect to withdraw therefrom by written notice to the Holders of Registrable Securities and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

         4. RESALE SHELF REGISTRATION. As soon as practicable after the first anniversary of the closing date of a Qualified Public Offering (as that term is defined below), the Company will file a shelf registration statement (the "Shelf Registration Statement") with the Commission and shall effect such registrations, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate compliance with securities laws, requirements or regulations, and subject to clauses (A) and (B) of the provisos to the first sentence of Section 3(a), appropriate qualifications under applicable blue sky or other state securities laws) as are necessary in connection with the sale and distribution of all Registrable Securities held by Holders who are not signatories to this Agreement (and any other Holders who request inclusion in such registration within 30 days of notice thereof by the Company, which notice shall be given to all such other Holders not less than 30 days prior to the effectiveness of the Shelf Registration Statement). The Company shall use its best efforts to maintain the effectiveness of the Shelf Registration Statement (and such other qualifications and compliances) for a period ending on the earlier of (i) three years from the date of effectiveness of



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the Shelf Registration Statement, (ii) the date all Registrable Securities beneficially owned by Holders who are not signatories to this Agreement have been disposed of pursuant to the Shelf Registration Statement, another registration effected pursuant to the provisions of this Agreement or Rule 144 under the Securities Act and (iii) the date all Holders may dispose of their Registrable Securities pursuant to Rule 144 within a three-month period without regard to volume limitation. Notwithstanding the foregoing, the Company shall be permitted to suspend the effectiveness of the Shelf Registration Statement for such periods as may be reasonably necessary to amend the Shelf Registration Statement so that it will not contain a misstatement of a material fact required to be stated therein or omit to state a material fact necessary to be stated therein to make the statements contained therein, in light of the circumstances under which they are made, not misleading. The Company will use its best efforts to file the Shelf Registration Statement on Form S-3 (or any successor form then in effect) or, if it is not initially eligible to use Form S-3, to amend the Shelf Registration Statement on Form S-3 at the earliest practical time. The Company will not be obligated to enter into any underwriting agreement with respect to the Shelf Registration Statement. Any Holders including Registrable Securities in the Shelf Registration Statement shall comply with any blackout periods (not to exceed 60 days) reasonably required by the managing underwriter of another registration of Common Stock that becomes effective while the Shelf Registration Statement is effective (or would be effective but for the third preceding sentence). For purposes of this Section 4, a "Qualified Public Offering" means a firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act of the Company's Common Stock to the public with aggregate gross proceeds to the Company of not less than $30,000,000 and which places a value on the Company of not less than $250,000,000.

         5.       COMPANY REGISTRATION.

                  (a) If the Company elects to register any of its securities for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company), other than a registration relating solely to employee benefit plans, a registration relating solely to a transaction under Rule 145 of the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                           (i)      promptly give to each Holder written notice
thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) at least 30 days prior to the filing of any registration statement; and

                           (ii)     include in such registration (and any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 30 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 5(b) below. Such written request may specify all or a part of a Holder's Registrable Securities. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 30 days after the above-described notice from



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the Company, so notify the Company in writing.

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5(a)(i). In such event the right of any Holder to registration pursuant to Section 5(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities such Holder elects to register in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding the provisions of Section 5, if the underwriter determines that marketing factors require a limitation of the total number of shares to be underwritten or a limitation of the total number of shares of Registrable Securities to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, on a pro rata basis to all Holders based on the total number of Registrable Securities held by each Holder; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below 25% of the total amount of securities included in such registration, unless such offering is the Initial Public Offering of the Company's Common Stock under the Securities Act and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In the event of such a "cut back" allocation to the Holders, Registrable Securities held by Special Holders shall be allocated in the aggregate (i) 10% of the allocation to all Holders as a group and (ii) a portion of the remaining 90% of such allocation equal to the ratio of the number of Registrable Securities sought to be included in such registration by Special Holders to the number of Registrable Securities sought to be included in such registration by all Holders. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than 80% of the Registrable Securities proposed to be sold in the offering. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities determines not to participate in any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Registrable Securities.

         6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered. Fees of counsel retained by any selling Holders shall, except to the extent they are Registration Expenses, be borne by such Holder.

         7. REGISTRATION ON FORM S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has



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qualified for the use of Form S-3 in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 at the expense of the Company (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders). The Company shall not be required to effect more than two registrations on Form S-3 in any 12 month period and the Company shall not be obligated to effect registrations on Form S-3 for Holders proposing to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000. The Company shall cause each registration on Form S-3 to remain effective for a period of not less than four months at the expense of the Company.

         8. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

                  (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of up to 120 days;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and the Company will prepare a supplement or amendment to such prospectus in order that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (g) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish in the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                  (h) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (i) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which the Company's Common Stock is then listed, and unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of the registration statement; and

                  (j) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(f), such Holder will, as soon as is practical, discontinue disposition of its Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus covering such Registrable Securities.

         In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Sections 3, 5 or 7 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

         9.       INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or action in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any rule or regulation thereunder, or any other federal or state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, including any of the foregoing incurred in settlement of any litigation commenced or threatened as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein; and PROVIDED FURTHER, HOWEVER, that the indemnity agreement contained in this Section 9(a) will not apply to amounts paid in settlement if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualifications or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, the Exchange Act, any rule or regulation thereunder, or any other federal or state securities laws, each such other Holder and each of their officers, directors and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holder, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including any of the foregoing incurred in settlement of any litigation commenced or threatened, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; PROVIDED, HOWEVER, that the obligations of such Holders hereunder (together with any other amounts payable under Section 9(d)) shall be limited to an amount equal to the net proceeds to each such Holder of securities sold as contemplated herein; and PROVIDED FURTHER, HOWEVER, that the indemnity agreement contained in this Section 9(b) will not apply to amounts paid in settlement if such settlement is effected without the consent of the majority of the Holders against whom indemnity is sought (which consent will not be unreasonably withheld), provided that it shall in no event be unreasonable for a Holder to withhold such consent if any judgment or settlement (i) does not include as an unconditional term thereof, the giving by the plaintiff or claimant to such Holder of a release from all liability in respect of such violation or (ii) which includes an admission of guilt on behalf of such Holder.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying part is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected as incurred; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such Holder will be required to contribute any amount in excess (together with any amounts payable under Section 9(b)) of the price to the underwriters of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         10. CHANGES IN ELIGIBLE SHARES. If, and as often as, there is any change in the Eligible Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Eligible Shares as so changed.

         11. INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         12. LIMITATIONS ON REGISTRATION OF ISSUES OF SECURITIES. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holders of two-thirds of the Registrable Securities then outstanding held by Holders who are signatories to this Agreement, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder equity registration rights which are superior to, or which in any manner limit, the rights of the Holder's hereunder.

         13. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                  (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                  (c) So long as a purchaser of Eligible Shares owns any Restricted Securities, furnish to the purchaser of Eligible Shares forthwith upon request a written statement by the Company as to its compliance with reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a purchaser of Eligible Shares may reasonably request in availing itself of any rule or regulation of the Commission allowing a purchaser of Eligible Shares to sell any such securities without registration.

         14. REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the undersigned holders of Eligible Shares as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any material indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to equitable principles and to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to applicable laws affecting the enforceability of indemnification and contribution).

         15. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register a Holder's securities granted to each Holder by the Company under Sections 3, 4, 5 and 7 may be transferred or assigned by a Holder (in compliance with Section 2) to a transferee or assignee of any of such Holder's Restricted Securities if (i) there is transferred to such transferee at least 40% of the total shares of Restricted Securities originally issued to the direct or indirect transferor of such transferee (as adjusted for stock splits and combinations) or (ii) such transferee or assignee is a Permitted Transferee; PROVIDED, that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and PROVIDED FURTHER, that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement.

         16. "MARKET STAND-OFF" AGREEMENT. Each Holder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to directly or indirectly sell, offer to sell, contract to sell (including without limitation, short sell), grant any option to purchase or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the 180 day period following the effective date of a registration statement (other than a Shelf Registration Statement) of the Company filed under the Securities Act, PROVIDED, that:

                  (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company enter into similar agreements.

         Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180 day period.

         17.      MISCELLANEOUS.

                  (a) SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the Company and each of the Holders (including without limitation transferees of any Eligible Shares or Restricted Stock), whether so expressed or not.

                  (b) NOTICES. Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement (referred to in this Section as a "NOTICE") to any party shall be sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by fax or other form of recorded communication tested prior to transmission to such party:

                           (i)      in the case of a notice to the Holders at
the address listed below each Holder's name on SCHEDULE I,

                           (ii)     in the case of a notice to the Company at:

                                    Servicesoft Technologies, Inc.
                                    Two Apple Hill Drive

                                    Natick, MA 01760
                                    Attention: Chris Butler
                                    Fax: (508)-655-0473

                           with a copy to:

                                    McDermott, Will & Emery
                                    28 State Street
                                    Boston, MA 02109-1775
                                    Attention: John J. Egan III, P.C.
                                    Fax: (617) 535-3800

or at such other address as the party to whom such writing is to be given shall have last notified to the party giving the same in the manner provided in this Section. Any notice personally delivered to the party to whom it is addressed as provided in this Section shall be deemed to have been given and received on the day it is so delivered at such address, PROVIDED, that if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day. Any notice mailed to the address and in the manner provided for in this Section shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing. Any notice transmitted by fax or other form of recorded communication shall be deemed given and received on the first Business Day after its transmission.

                  (c) GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware without regard to conflicts of law principles thereof.

                  (d) AMENDMENT. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding shares of Restricted Securities held by Holders who are signatories to this Agreement; PROVIDED, HOWEVER, that any subsequent purchaser of the Series J Preferred may become party to this Agreement by executing a signature page hereto and shall be a Holder for purposes of this Agreement. The Company shall amend SCHEDULE I to reflect such subsequent purchasers and shall deliver a copy thereof to the other parties to this Agreement.

                  (e) SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision where not contained herein.

                  (f) ENTIRE AGREEMENT. This Agreement, as restated herein, and the other instruments referred to herein contain the entire agreement among the parties with respect to the registration rights of holders of Eligible Shares and supersede all prior and contemporaneous arrangements or understandings with respect thereto, including the Sixth Amended and Restated Agreement. Each Holder who is not a signatory to this Agreement shall be deemed to be an intended third party beneficiary hereof and shall be entitled to enforce all rights, preferences and privileges afforded to such Holders hereunder.

                  (g) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.




                            [SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

"COMPANY"                           SERVICESOFT TECHNOLOGIES, INC.

                                    By: /s/ Chris Butler
                                        ----------------------------------------
                                        Chris Butler
                                        President and Chief Executive Officer





"HOLDERS"


                                    /s/ Les Abelson
                                    --------------------------------------------
                                    LES ABELSON




                                    /s/ Illegible Designated Signatory Pursuant
                                        to Power of Attorney
                                    --------------------------------------------

                                    FREDERICK R. ADLER





                                    --------------------------------------------
                                    JAMES R. ADLER


                                    AMERICAN FARM INVESTMENT CORPORATION



                                    By: ________________________________________
                                    Name:
                                    Its:



        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      BANQUE EDOUARD CONSTANT
                                      For Delrina Holdings SA


                                      By: ______________________________________
                                          Name:
                                          Its:





                                      /s/ Richard M. Bogoroch
                                      ------------------------------------------
                                      RICHARD M. BOGOROCH


                                      CIBC WMV INC.


                                      By: /s/ T. Rosenberg
                                      ------------------------------------------
                                      Name: T. Rosenberg
                                      Its: Managing Director


                                      COMPAGNIE FINANCIERE CODELIS SA


                                      By: ______________________________________
                                      Name:
                                      Its:





                                      ------------------------------------------
                                      STEPHEN I. D'AGOSTINO




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      DR CAPITAL I L.P.


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      DR CAPITAL II ATHENA


                                      By: ______________________________________
                                      Name:
                                      Its:



                                      EDN EQUITIES

                                      By: Wolfson Equities, General Partner


                                      By: ______________________________________
                                      Name: Aaron Wolfson, General Partner




                                      ------------------------------------------
                                      PHILIP L. ELKYS


                                      ELRON ELECTRONICS INDUSTRIES LTD.

                                      By: /s/ Illegibile and /s/ Illegible
                                          --------------------------------------
                                      Name:
                                      Its: CEO and CFO




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      HEINZ EPPLER





                                      ------------------------------------------
                                      K. JANE FANKHANEL





                                      ------------------------------------------
                                      RAYMOND FORTUNE





                                      /s/ Robert J. Gailus
                                      ------------------------------------------
                                      ROBERT J. GAILUS




                                      FINANCIAL TECHNOLOGIES VENTURES LIMITED
                                      PARTNERS



                                      By: /s/ Scott Wu
                                      ------------------------------------------
                                      Name: Scott Wu
                                      Its: Managing Member



                                      FINANCIAL TECHNOLOGIES VENTURES
                                      (Q) LIMITED PARTNERS



                                      By: /s/ Scott Wu
                                      ------------------------------------------
                                      Name: Scott Wu
                                      Its: Managing Member




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      GEISCO INTERNATIONAL S.A.


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      By: ______________________________________
                                      Name:
                                      Its:







        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                       GEMINI ISRAEL II L.P.



                                       By: /s/ Illegible
                                           -------------------------------------
                                       Name:
                                       Its:


                                       GEMINI ISRAEL II PARALLEL FUND L.P.


                                       By: /s/ Illegible
                                           -------------------------------------
                                       Name:
                                       Its:


                                       ADVENT PGGM GEMINI L.P.


                                       By: /s/ Illegible
                                           -------------------------------------
                                       Name:

                                       Its:


                                       GEMINI PARTNER INVESTORS L.P.


                                       By: /s/ Illegible
                                           -------------------------------------
                                       Name:
                                       Its:





        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      GENERAL MOTORS HOURLY-RATE EMPLOYEES
                                      PENSION TRUST

                                      By: The Chase Manhattan Bank, Trustee


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      GENERAL MOTORS SALARIED EMPLOYEES PENSION
                                      TRUST

                                      By: The Chase Manhattan Bank, Trustee


                                      By: ______________________________________
                                      Name:
                                      Its:





                                      /s/ Illegible
                                      ------------------------------------------
                                      TONY GRACI, IN TRUST


                                      FRANCIS L. GREENBERG LIVING TRUST


                                      By: ______________________________________
                                      Name: Francis L. Greenberg, Trustee






                                      ------------------------------------------
                                      MICHAEL GREENBERG




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      /s/ Christopher H. Greendale
                                      ------------------------------------------
                                      CHRISTOPHER H. GREENDALE


                                      GREY ADVERTISING LTD.


                                      By: /s/ Illegible
                                          -------------------------------------
                                      Name:
                                      Its:





                                      ------------------------------------------
                                      HO SIM GUAN





                                      ------------------------------------------
                                      YAACOB HANNES


                                      INDRA 4

                                      By: Soma 3 L.P., as Partnership Manager

                                      By: Zimmerman Capital Associates, Inc.,
                                          as its General Partner


                                      By: ______________________________________
                                      Name:
                                      Its:




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      INTERNET CAPITAL GROUP, INC.


                                      By: /s/ Christopher H. Greendale
                                          --------------------------------------
                                      Name: Christopher H. Greendale
                                      Its: Managing Director


                                      INTEL CORPORATION


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      J.L. ALBRIGHT II VENTURE FUND


                                      By: /s/ Gary Rubinoff
                                          --------------------------------------
                                      Name: Gary Rubinoff
                                      Its:


                                      JONES LIVING TRUST


                                      By: ______________________________________
                                      Name:  Harvey Jones, Co-trustee



                                      /s/ George R. Kalan
                                      ------------------------------------------
                                      GEORGE R. KALAN




                                      ------------------------------------------
                                      SANFORD KAPLAN




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      BERRY W. KEATING

                                      JEAN-CLAUDE LANDAU, TRUSTEE UNDER
                                      DECLARATION DATED 12/1/83


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      LANDMARK EQUITY PARTNERS II, L.P.

                                      By: Landmark Partners II, L.P.
                                      Its: General Partner

                                      By: Landmark Advisors Inc.
                                      Its: Managing General Partner


                                      By: ______________________________________
                                      Name:
                                      Its:





                                      ------------------------------------------
                                      J. STUART LEMLE


                                      ELLIOT & RHODA LEVINTHAL, REVOCABLE
                                      TRUST U/T 10/9/80


                                      By: ______________________________________
                                      Name:
                                      Its:



        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      LRJ TECHNOLOGIES INC.


                                      By: /s/ Illegible
                                          --------------------------------------
                                      Name:
                                      Its:


                                      LUBAR NOMINEES


                                      By: ______________________________________
                                      Name:
                                      Its:


                                      JOHN T. LUPTON TRUST U/W THOMAS CARTTER
                                      LUPTON


                                      By: ______________________________________
                                              David S. Gonzales, Trustee


                                      By: ______________________________________
                                              John T. Lupton, Trustee


                                      By: ______________________________________
                                              Joel W. Richardson, Jr., Trustee





                                      ------------------------------------------
                                      CLIFFORD L. MICHEL




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      W. JOST MICHAELSON REVOCABLE TRUST


                                      By: ______________________________________
                                      Name:
                                      Its:





                                      ------------------------------------------
                                      ALAN B. MILLER





                                      ------------------------------------------
                                      MARSHALL G. MINTZ





                                      ------------------------------------------
                                      NETMANAGE INC.


                                      By: /s/ Zvi Alon
                                          --------------------------------------
                                      Name: Zvi Alon
                                      Its: Chairman & CEO


                                      NORTHEAST VENTURES, INC.


                                      By: ______________________________________
                                      Name:
                                      Its:




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ORIEN II, L.P.

                                      By: Orien II Partners, L.P.
                                      Its: General Partner

                                      By: Orien Ventures Partners, L.P.
                                      Its: General Partner


                                      By: /s/ George R. Kalan
                                          --------------------------------------
                                      Name: George R. Kalan, Managing General
                                            Partner




                                      ------------------------------------------
                                      MAX PALEVSKY




                                      ------------------------------------------
                                      SHIELA H. PEETERS


                                      PHILIPS VENTURE PARTNERS, I

                                      By: Vista Ventures Partners, II
                                      Its: General Partner


                                      By: ______________________________________
                                      Name:
                                      Its:




                                      ------------------------------------------
                                      JEAN RENAULT





        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      PETER J. REPETTI




                                      ------------------------------------------
                                      SEYMOUR ROTHCHILD




                                      SAMJANK INC.


                                      By: /s/ Christopher Eaton
                                          --------------------------------------
                                      Name: Christopher Eaton
                                      Its:




                                      /s/ F. Mark D'Annolfo
                                      ------------------------------------------
                                      FREDERICK MARK D'ANNOLFO




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      SIGMA PARTNERS IV, L.P.
                                      By: Sigma Management, IV, L.L.C.
                                      Its: General Partner


                                      By: /s/ Wade Woodson
                                          --------------------------------------
                                      Name: Wade Woodson
                                      Its: Managing Director


                                      SIGMA ASSOCIATES IV, L.P.
                                      By: Sigma Management IV, L.L.C.
                                      Its:  General Partner


                                      By: /s/ Wade Woodson
                                          --------------------------------------
                                      Name: Wade Woodson
                                      Its: Managing Director


                                      SIGMA INVESTORS IV, L.L.C.
                                      By: Sigma Management IV, L.L.C.
                                      Its: General Partner



                                      By: /s/ Wade Woodson
                                          --------------------------------------
                                      Name: Wade Woodson
                                      Its: Managing Director




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      JODEY SILLS




                                      ------------------------------------------
                                      PENNY M. SILLS




                                      ------------------------------------------
                                      HAROLD SIMON




                                      ------------------------------------------
                                      ROY B. SIMPSON, JR.


                                      SOFINOV, SOCIETE FINANCIERE
                                      D'INNOVATION INC., FILIALE DE LA CAISSE
                                      DE DEPOT ET PLACEMENTS DU QUEBEC

                                      By: /s/ Denis Pionne and /s/ Sophie Forest
                                          --------------------------------------
                                      Name: Denis Pionne and Sophie Forest
                                      Its: President and Director

                                      SOUTH FERRY #2 L.P.


                                      By: ______________________________________
                                      Name:
                                      Its:




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      JOEL STONE


                                      SWIG INVESTMENT COMPANY


                                      By: ______________________________________
                                      Name:
                                      Its:




                                      ------------------------------------------
                                      HENRY TAUB




                                      ------------------------------------------
                                      GLEN A. TOBIAS




                                      ------------------------------------------
                                      GIDEON TOLKOWSKY




                                      ------------------------------------------
                                      ETHEL R. WELLS



                                      WERNER INVESTMENT CO.


                                      By: ______________________________________
                                      Name:
                                      Its:





        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ------------------------------------------
                                      MOSHE WEISEL


                                      ROBERT WARNE WILSON AND RICHARD GILDER,
                                      AS TRUSTEES U/A/O 3/31/93 BETWEEN ROBERT
                                      WARNE WILSON, AS GRANTOR, AND ROBERT WARNE
                                      WILSON AND RICHARD GILDER, AS TRUSTEES


                                      By: ______________________________________
                                      Name: Robert W. Wilson, Trustee




        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      /s/ Gerald Segal
                                      -----------------------------------------
                                      GERALD SEGAL

                                      THE GOLDMAN SACHS GROUP, INC.


                                      By: /s/ Illegible
                                          --------------------------------------
                                      Name:

                                      Its:



                                      STONE STREET FUND 2000, LLC



                                      By: /s/ Katherine L. Nissenbaum
                                          --------------------------------------
                                      Name: Katherine L. Nissenbaum
                                      Its: Vice President





       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Christopher Butler
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Christopher Butler
                                          --------------------------------------
                                      Name: Christopher Butler
                                      Title:







        [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Ed Boyajian
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Ed Boyajian
                                          --------------------------------------
                                      Name: Ed Boyajian
                                      Title:







       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Daniel Kossmann
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Daniel Kossmann
                                          --------------------------------------
                                      Name: Daniel Kossmann
                                      Title:





       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Massood Zarrabian
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Massood Zarrabian
                                          --------------------------------------
                                      Name: Massood Zarrabian
                                      Title:







       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Chet Barnard
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Chester Barnard, Jr.
                                          --------------------------------------
                                      Name: Chester Barnard, Jr.
                                      Title:








       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Paul Maguire
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Paul R. Maguire
                                          --------------------------------------
                                      Name: Paul R. Maguire
                                      Title:






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Jeff Whitney
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Jeff Whitney
                                          --------------------------------------
                                      Name: Jeff Whitney
                                      Title:





       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Jim Keller
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Jim Keller
                                          --------------------------------------
                                      Name: Jim Keller
                                      Title: SVP, Strategic Alliances






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Dale Kennedy
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Dale Kennedy
                                          --------------------------------------
                                      Name: Dale Kennedy
                                      Title:






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ITOCHU Techno-Science Corporation
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ H. Satake
                                          --------------------------------------
                                      Name: H. Satake
                                      Title: President






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ITOCHU Technology, Inc.
                                      ------------------------------------------
                                      (Print name of Holder)



                                      By: /s/ Takahiro Susaki
                                          --------------------------------------
                                      Name: Takahiro Susaki
                                      Title: President






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      ITOCHU Corporation
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Eizo Kobayashi
                                          --------------------------------------
                                      Name: Eizo Kobayashi
                                      Title: Chief Operating Officer,
                                      Information Technology & Telecommunication
                                      Division








       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Morgan Stanley Dean Witter Equity
                                      Funding, Inc.
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ David Powers
                                          --------------------------------------
                                      Name: David Powers
                                      Title: Vice President





       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      Alf Saggese
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Alf Saggese
                                          --------------------------------------
                                      Name: Alf Saggese
                                      Title: MD Servicesoft EMEA






       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                      The Reez Trust
                                      ------------------------------------------
                                      (Print name of Holder)




                                      By: /s/ Illegible
                                          --------------------------------------
                                      Name:
                                      Title:








       [SIGNATURE PAGE TO SEVENTH AMENDED REGISTRATION RIGHTS AGREEMENT]

                                   Schedule 1

                           HOLDERS OF ELIGIBLE SHARES


------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Frederick R. Adler                                                                      528,426           30,488         103,211
c/o Jay Nickse
Venad Administrative Services, Inc.
342 Madison Avenue, #807
New York, NY 10173
Fax: 212-599-2526
------------------------------------------------------------------------------------------------------------------------------------
James R. Adler                                                                            2,496
------------------------------------------------------------------------------------------------------------------------------------
American Farm Investment Corporation                                    98,518
BCE Place, 161 Bay Street
49th Floor
Toronto, Ontario M5J 2S1
Attn: Gerry Schwartz
Fax: 416-362-5765
------------------------------------------------------------------------------------------------------------------------------------
Banque Edouard Constant
(formerly Banque Scandinave en
Suisse, Geneva)                                                                              69
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Bogoroch                                  17,315                                                9,756           4,651
15 Caravan Drive
Don Mills, Ontario, M3B 1M9
Fax: 416-868-3134
------------------------------------------------------------------------------------------------------------------------------------
CIBC WMV Inc.                                                                                          1,219,512         350,831
161 Bay Street, 8th Floor
BCE Place
Toronto, Ontario M5J 2F8
Attn: Teddy Rosenberg
Fax: 416-594-8037
------------------------------------------------------------------------------------------------------------------------------------
Compagnie Financiere Codelis S.A.                                                           443
44, chemin Frank Thomas
1211 Geneva 29 Suisse,
Switzerland
Attn: Edgard Mizahi
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Stephan I. D'Agostino                                                                       521
Drakesmith Lane
Rye, NY 10580
------------------------------------------------------------------------------------------------------------------------------------
DR Capital I L.P.                                                                           694
825 Third Avenue, 40th Floor
New York, NY 10022
Attn: Joseph Cohen
------------------------------------------------------------------------------------------------------------------------------------
DR Capital II L.P.                                                                        2,780
825 Third Avenue, 40th Floor
New York, NY 10022
Attn: Joseph Cohen
------------------------------------------------------------------------------------------------------------------------------------
EDN Equities                                                                                142
One State Street Plaza
New York, NY 10004
Attn: Aaron Wolfson
------------------------------------------------------------------------------------------------------------------------------------
Elron Electronic Industries Ltd.                                                        804,653
Ahuva Goren Advance Tech Center
P.O. Box 1573
Haifa 31015 Israel
Attn: Doron Birger
Fax: 972-4-855-0248
------------------------------------------------------------------------------------------------------------------------------------
Heinz Eppler                                                                              1,404
45 Rockefeller Plaza, Ste. 2500
New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------------
K. Jane Fankhanel                                                                            21
666 Fifth Avenue
New York, NY 10103
------------------------------------------------------------------------------------------------------------------------------------
Raymond Fortune                                                                             209
18 Windingwood Lane
Acton, MA 01720
------------------------------------------------------------------------------------------------------------------------------------
Financial Technologies Ventures, L.P.                                                                     33,659         280,731
Financial Technologies Ventures (Q), L.P.                                                                941,951     (aggregate)
601 California Street, Suite 2200
San Francisco, CA 94108
Attn: Scott Wu
Fax: 415-229-3005
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Gailus                                                                        163,048                           16,611
50 Riverside Drive #2B
New York, NY 10024
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Geisco International S.A.                                                                   213
PO Box CH 8027
Zurich, Switzerland
Attn: Beat Brechbuhler
------------------------------------------------------------------------------------------------------------------------------------
Gemini Israel II L.P.                                                  226,820                           193,804         121,703
Advent PGGM Gemini L.P.                                                306,207*                           29,071          18,256
Gemini Israel II Parallel Fund L.P.                                     34,023*                          261,637         164,299
Gemini Partner Investors L.P.                                                                              3,293           2,165
c/o Gemini Capital Fund
Management Ltd.
11 Galgalei Haplada Street
P.O. Box 12548
Industrial Zone
Herzlyia 46733 Israel
Attn: Tali Aben
Fax: 011-972-9-958-8442
------------------------------------------------------------------------------------------------------------------------------------
Tony Graci, in trust                                                                                      24,390
c/o Graci & Associates
350 Bay Street, 9th Floor
Toronto, Ontario M5H 2SE
Fax: 416-367-4098
------------------------------------------------------------------------------------------------------------------------------------
Frances L. Greenberg Living Trust                                                           355
2100 South Ocean Blvd. Apt. 407
Palm Beach, FL 33480
------------------------------------------------------------------------------------------------------------------------------------
Michael Greenberg                                                                            87
920 Suffield Terrace
Northbrook, IL 60062
------------------------------------------------------------------------------------------------------------------------------------
Christopher H. Greendale                                                                 52,521
29 Radcliffe Road
Weston, MA 02193
------------------------------------------------------------------------------------------------------------------------------------
Grey Advertising Ltd.                                                  141,759                            20,889
1881 Yonge Street, 5th Floor
Toronto, Ontario M4S 3C4
Attn: Tony Russell
Fax: 416-488-7071
------------------------------------------------------------------------------------------------------------------------------------






--------------------
*Represents options exerciseable for Exhchangeable Preferred Shares of Balisoft Ltd. which are exchangeable for Exchangeable Preferred.

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED         PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Ho Sim Guan                                                                                  69
80 Raffles Place Unit 28-01UOB.
Singapore 0104
Attn: Calvin Ho Han Leong
------------------------------------------------------------------------------------------------------------------------------------
Yaacov Hannes                                                                                94
148 Aba Houshi Street
Haffa 34988 Israel
------------------------------------------------------------------------------------------------------------------------------------
Indra 4 L.P.                                                                              2,716
PO Box 948 Pleasant Plain Rd. RR2
Fairfield, IA 52556
Attn: David Johnson
------------------------------------------------------------------------------------------------------------------------------------
Intel Corporation                                                                       840,329
2200 Mission College Blvd.                                                               63,025**
#SC4-210
Santa Clara, CA 95052
Attn: Tamiko Hutchinson
Fax: 408-765-6038
------------------------------------------------------------------------------------------------------------------------------------
Internet Capital Group, Inc.                                                            630,247          92,868         208,084
45 Milk Street
Boston, MA 02109
Attn: Chris Greendale
Fax: 617-338-7117
------------------------------------------------------------------------------------------------------------------------------------
J.L. Albright II Venture Fund, L.P.                                     708,808                         104,445         147,287
Canada Trust Tower
BCE Place, Suite 440
161 Bay Street
Toronto, Ontario,
CANADA M5J 2S1
Attn: Gary Rubinoff
Fax: 416-943-6160
------------------------------------------------------------------------------------------------------------------------------------
Harvey C. and Barbara E. Jones                                                              878
2121 Waverley Street
Palo Alto, CA 94301
------------------------------------------------------------------------------------------------------------------------------------
George R. Kalan                                                                          12,238                           9,976
One Post Road
Fairfield, CT 06430
Fax: 203-259-5288
------------------------------------------------------------------------------------------------------------------------------------
Kane & Company                                                                            6,796
------------------------------------------------------------------------------------------------------------------------------------
Sanford Kaplan                                                                              878
10128 Empyrean Way #303
Los Angeles, CA 90067
------------------------------------------------------------------------------------------------------------------------------------





---------------------
** Represents warrants to purchase Series H Preferred Stock.

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Betty W. Keating                                                                            42
------------------------------------------------------------------------------------------------------------------------------------
Jean-Claude Landau, Trustee Under Declaration                                              841
Dated 12/1/83
589 Fifth Avenue, Ste. 1102
New York, NY 10017
Attn: Jean-Claude Landau
------------------------------------------------------------------------------------------------------------------------------------
Landmark Equity Partners II, L.P.                                                        8,781
760 Hopmeadow Street, PO Box 188
Simsbury, CT 06070-0188
Attn: James P. McConnell
------------------------------------------------------------------------------------------------------------------------------------
J. Stuart Lemle                                                                            660
c/o Land & Lemle
1775 Eye Street, N.W., Suite 950
Washington, DC 20006
------------------------------------------------------------------------------------------------------------------------------------
Elliot & Rhoda Levinthal Revocable Trust U/T                                               790
dated 10/9/80
59 Sutherland Drive
Atherton, CA 94025
Attn: Elliot & Rhoda Levinthal
------------------------------------------------------------------------------------------------------------------------------------
LRJ Technologies Inc.                             1,206,753***                          56,710
c/o Brightspark
20 Eglinton Avenue West
Suite 600
Toronto, Ontario M4R 1K8
CANADA
Attn: Mark Skapinker
Fax: 416-488-1988
------------------------------------------------------------------------------------------------------------------------------------
Lubar Nominees                                                                             878
700 North Water Street, Ste. 1200
Milwaukee, WI 53202
Attn: Sheldon Lubar
------------------------------------------------------------------------------------------------------------------------------------
The Trust Created Under the Will of Thomas                                               2,081
Cartter Lupton F/B/O John T. Lupton and Issue
------------------------------------------------------------------------------------------------------------------------------------
Clifford L. Michel, Esq.                                                                   878
------------------------------------------------------------------------------------------------------------------------------------
W. Jost Michelsen Revocable Trust                                                           53
135 Bow Street, Apt. 15
Portsmouth, NH 03801-3885
------------------------------------------------------------------------------------------------------------------------------------





---------------------
***Exchanged into Common Stock of the Company.

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Alan B. Miller                                                                              105
57 Crosby Brown Road
Gladwyne, PA 19035
------------------------------------------------------------------------------------------------------------------------------------
Marshall G. Mintz                                                                            11
1900 Avenue of the Stars Ste. 1450
Los Angeles, CA 90067
------------------------------------------------------------------------------------------------------------------------------------
NetManage, Inc.                                                                         269,038
10725 N. De Anza Blvd.
Cupertino, CA 95014
Attn: Zvi Alon
Fax: 408-257-1101
------------------------------------------------------------------------------------------------------------------------------------
NorthEast Venture, Inc.                                                                   4,303
One State Street Suite 1720
Hartford, CT 06103-3195
Attn: Ed Cheney
------------------------------------------------------------------------------------------------------------------------------------
Orien II, L.P.                                                                          778,640
c/o Orien Ventures, Inc.
One Post Road
Fairfield, CT 06430
Fax: 203-259-5288
------------------------------------------------------------------------------------------------------------------------------------
Max Palevsky                                                                                878
924 Westwood Blvd. #700
Los Angeles, CA 90024
------------------------------------------------------------------------------------------------------------------------------------
Shiela H. Peeters                                                                            18
98-19 64th Avenue
Forest Hills, NY 11374
------------------------------------------------------------------------------------------------------------------------------------
Philips Venture Fund I, L.P.                                                             24,834
PO Box 673
Livingston, MT 59047
------------------------------------------------------------------------------------------------------------------------------------
Jean Renault                                                                                 14
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Repetti                                                                          1,114
666 Fifth Avenue, 31st Floor
New York, NY 10103
------------------------------------------------------------------------------------------------------------------------------------
Les Ableson                                       97,319                                                                 16,833
PO Box 352
Kochav Yair
4486 Israel
------------------------------------------------------------------------------------------------------------------------------------
Samjank Inc.                                      97,319                                                                 16,833


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Gerald Segal                                                                                              2,439
c/o Robertson Stephens Evergreen Ltd.
96 Rothschild Blvd.
Tel-Aviv 65224 Israel
Fax: 011-972-3-710-8220
------------------------------------------------------------------------------------------------------------------------------------
Seymour Rothchild                                                                           878
19 Hilltop Road
Chestnut Hill, MA 02167
------------------------------------------------------------------------------------------------------------------------------------
Sigma Partners V, L.P.                                                                                                   385,271
Sigma Partners IV, L.P.                                                                 649,555          85,666
Sigma Associates IV, L.P.                                                               169,697          34,732
Sigma Investors IV, L.P.                                                                 21,078           3,427
2884 Sand Hill Road, Suite 121
Menlo Park, CA 94025
Attn: Marilyn Stallings
Fax: 650-854-1323
with a copy to:
20 Custom House Street, Suite 830
Boston, MA 02110
Attn: Bob Davoli
Fax: 617-330-7975
------------------------------------------------------------------------------------------------------------------------------------
Jodey Sills                                                                               2,165
11 Riverside Drive Apt. 12TE
New York, NY 10023
------------------------------------------------------------------------------------------------------------------------------------
Penny M. Sills                                                                            2,165
20 West Neck Road
Southampton, NY 11958-2229
------------------------------------------------------------------------------------------------------------------------------------
Harold Simon                                                                                440
El-Al Bldg. 10th Floor
Tel-Aviv 63805 Israel
------------------------------------------------------------------------------------------------------------------------------------
Roy B. Simpson, Jr.                                                                          31
163 Taconic Rd.
Greenwich, CT 06831
------------------------------------------------------------------------------------------------------------------------------------
Sofinov, Societe Financiere D'Innovation Inc.,                          708,808                          853,659         442,967
Filiale de la Caisse de Depot et Placements du
Quebec
1981 avenue, McGill College, 7th Floor
Montreal, Quebec H3A 3C7
Attn: Sophie Forest
Fax: 514-847-2628
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
South Ferry #2, L.P.                                                                       142
One State Street Plaza
New York, NY 10004
Attn: Zev Wolfson
------------------------------------------------------------------------------------------------------------------------------------
Joel Stone                                                                                 439
630 Dundee Road Ste. 220
Northbrook, IL 60062
------------------------------------------------------------------------------------------------------------------------------------
The Swig Investment Company                                                                878
------------------------------------------------------------------------------------------------------------------------------------
Henry Taub                                                                                 878
11 DeVriese Court
Tenafly, NJ 07670
------------------------------------------------------------------------------------------------------------------------------------
THC Inc.                                                                                   204
520 West Eleven Mile Road
Royal Oak, MI 48067-2294
Attn: Phillip L. Elkus
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Tobias                                                                             355
22 Hampton Road
Scarsdale, NY 10583
------------------------------------------------------------------------------------------------------------------------------------
Gideon Tolkowsky                                                                         6,585
511 Fifth Avenue
New York, NY 10017
------------------------------------------------------------------------------------------------------------------------------------
Ethel R. Wells                                                                           2,813
4085 Lago Drive
Santa Barbara, CA 93110
------------------------------------------------------------------------------------------------------------------------------------
Werner Investment Co.                                                                       70
PO Box 5831 TA
Denver, CO 80217
Attn: Hildegard Messenbaugh
------------------------------------------------------------------------------------------------------------------------------------
Moshe Wiesel                                                                               440
El-Al Bldg. 10th Floor
Tel-Aviv 63805 Israel
------------------------------------------------------------------------------------------------------------------------------------
Robert Warne Wilson and Richard Gilder as                                                1,041
Trustees U/A/O 3/31/93 between Robert Warne
Wilson, as Grantor, and Robert Warne Wilson and
Richard Gilder, as Trustees
520 83rd Street Suite 3R
Brooklyn, NY 11209
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     HOLDER                       EXCHANGEABLE       EXCHANGEABLE      SERIES H        SERIES I        SERIES J
                                                     COMMON            PREFERRED       PREFERRED       PREFERRED       PREFERRED
------------------------------------------------------------------------------------------------------------------------------------
Mark Skapinker                                                                                                            27,685
c/o Brightspark
20 Eglinton Avenue West
Suite 600
Toronto, Ontario M4R 1K8
CANADA
Fax: 416-488-1988
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley                                                                                                           110,742
2 International Place
Boston, MA 02109
Attn: Charles Sansbury
Fax: 617-856-8017
------------------------------------------------------------------------------------------------------------------------------------
Mark D'Annolfo                                                                                                            11,074
95 Suffolk Road
Chestnut Hill, MA 02467
------------------------------------------------------------------------------------------------------------------------------------
The Goldman Sachs Group, Inc.                                                                                            664,452
Stone Street Fund 2000, LLC                                                                                              110,742
Goldman Sachs
85 Broad Street
New York, NY 10004
FAX: 212-357-5505
------------------------------------------------------------------------------------------------------------------------------------
Bob Gailus                                                                                                                16,661
50 Riverside Drive #2B
New York, NY 10024
------------------------------------------------------------------------------------------------------------------------------------
Washington Mall Partners                                                                                                   7,420
c/o John Egan
120 Fulton St., 3D
Boston, MA 02109
------------------------------------------------------------------------------------------------------------------------------------
ITOCHU Techno-Science Corporation                                                                                         44,297
ITOCHU Corporation                                                                                                        44,297
ITOCHU Technology, Inc.                                                                                                   22,148
3100 Patrick Henry Drive
Santa Clara, CA  95054
Attn: Takayuki Fukuhara
Fax: 408-727-4619
------------------------------------------------------------------------------------------------------------------------------------
Chris Butler                                                                                                              55,371
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Ed Boyajian                                                                                                                 5,537
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Daniel Kossmann                                                                                                           16,611
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Massood Zarrabian                                                                                                         22,148
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Chet Barnard                                                                                                               2,769
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Alf Saggese                                                                                                                9,967
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Paul Maguire                                                                                                               5,537
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Jeff Whitney                                                                                                               5,537
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Jim Keller                                                                                                                  9,967
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
Dale Kennedy                                                                                                                5,537
c/o Servicesoft Technologies, Inc.
Two Apple Hill Drive
Natick, MA 01760
Fax: (508) 655-0473
------------------------------------------------------------------------------------------------------------------------------------
The Reez Trust                                                                                                              9,967
c/o Kaplan Talkins
2900 John Street
Suite 1A
Markham, Ontario L3R 5G3
CANADA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,481,478

                     TOTAL
------------------------------------------------------------------------------------------------------------------------------------